                                                                                         EXHIBIT 24.1
                                               EDISON INTERNATIONAL

                                                POWER OF ATTORNEY

                  The undersigned, Edison International, a California corporation, and certain of its officers and/or directors, do each hereby constitute and appoint BRYANT C. DANNER, THEODORE F. CRAVER, JR., THOMAS M.
NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, DEBORAH LYNN
MCINNES FESTA, RAYNA M. MORRISON, BONITA J. SMITH, PEGGY A. STERN, DOUGLAS G. GREEN, and POLLY L. GAULT or any
one of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 30,000,000 shares of Common Stock of Edison International and related beneficial interests to be offered and sold through the Southern California Edison Company Stock Savings Plus Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying an approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of the 17th day of October, 2002.

                                                 EDISON INTERNATIONAL

                                                 By:      /s/ JOHN E. BRYSON
                                                        -------------------------------------
                                                          JOHN E. BRYSON
                                                          Chairman of the Board, President
                                                          and Chief Executive Officer

Attest:

/S/ BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                               EDISON INTERNATIONAL

                                                 POWER OF ATTORNEY

Principal Executive Officer and Director:

/S/John E. Bryson
----------------------------
John E. Bryson                                                    Chairman of the Board,
                                                                  President, Chief Executive
                                                                  Officer and Director

Principal Financial Officer:

/s/Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                                           Executive Vice President,
                                                                  Chief Financial Officer and
                                                                  Treasurer

Controller and Principal Accounting Officer:

/s/ Thomas M. Noonan
----------------------------
Thomas M. Noonan                                                  Vice President and Controller

Additional Directors:

/s/ Bradford M. Freeman                  Director             /s/James M. Rosser                  Director
--------------------------------------                        -----------------------------------
Bradford M. Freeman                                           James M. Rosser

/s/Joan C. Hanley                        Director             /s/Richard T. Schlosberg, III       Director
--------------------------------------                        -----------------------------------
Joan C. Hanley                                                Richard T. Schlosberg, III

/s/Bruce Karatz                          Director             /s/Robert H. Smith                  Director
--------------------------------------                        -----------------------------------
Bruce Karatz                                                  Robert H. Smith

/s/Luis G. Nogales                       Director             /s/Thomas C. Sutton                 Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Thomas C. Sutton

/s/Ronald L. Olson                       Director             /s/Daniel M. Tellep                 Director
--------------------------------------                        -----------------------------------
Ronald L. Olson                                               Daniel M. Tellep